NorthWestern Energy Investor Update March 2021 8-K’ed on March 1, 2021

2 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE (Nasdaq) www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information O’Dell Creek - Madison River Valley - Montana Boulder River in Montana

NorthWestern Energy Value Proposition 3 A pure play electric and natural gas utility serving as stewards of critical energy infrastructure that provides essential services to a broad service territory spanning across Montana, South Dakota, Nebraska and Yellowstone National Park. A Strong Financial Foundation and Investment for the Long Term • Over 100 years of operating history • History of strong earnings growth • 3.7% Non-GAAP EPS CAGR from 2011-2020 • 3%-6% long-term EPS growth going forward • History of annual dividend increases • Growing from $1.00 per share in 2005 to $2.40 in 2020 • Competitive current dividend yield of 4.3% • Growing capital investment program • $400+ million annual investment and approximately 2.4x depreciation in 2021 • Significant generation capacity deficit with opportunity for investment • Diverse energy supply portfolio - already 65% carbon-free (MWh’s delivered) • Award winning and best practices corporate governance • Stable and flexible investment grade balance sheet • Ample liquidity (>$100 Millions) to weather uncertainty • History of stable customer growth, in excess of national average • Customer bills well below national average • Highest ever customer satisfaction scores

4

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility
- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~65% hydro, wind & solar

Solid Utility Foundation
- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow
- Consistent track record of earnings & dividend growth
- Strong cash flows aided by net operating loss carry-forwards anticipated to be available into 2021
- Strong balance sheet & investment grade credit ratings

Attractive Future Growth Prospects
- Disciplined maintenance capital investment program to ensure safety and reliability
- Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics
- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Target 3%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services GOVERNANCE, RISK AND COMPLIANCE LEADERSHIP AWARDS 2015 WINNER

2015 UTILITY CUSTOMER CHAMPION RESIDENTIAL | COGENT REPORTS

20% BY 2020 WOMEN ON BOARDS

CORPORATE GOVERNANCE AWARDS 2019 corporate secretary WINNER

corpedia ETHICS. ELEVATED.

About NorthWestern 5 Montana Operations Electric 384,700 customers 24,877 miles – transmission & distribution lines 871 MW maximum capacity owned power generation Natural Gas 203,700 customers 7,057 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 43.1 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,700 customers 813 miles of distribution pipeline Data as of 12/31/2020 South Dakota Operations Electric 63,900 customers 3,622 miles – transmission & distribution lines 411 MW nameplate owned power generation Natural Gas 48,000 customers 1,766 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 6 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Over $4.0 billion of rate base investment to serve our customers Data as reported in our 2020 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

7 Highly Carbon-Free Supply Portfolio Based upon 2020 MWH’s of owned and long-term contracted resources. Approximately 65% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). MT SD NWE

Strong Utility Foundation 8  Solid and improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average  Solid electric system reliability  Low gas leaks per mile – just outside 1st quartile

Solid Economic Indicators 9 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2018/2019 EEI Statistical Yearbook – Table 7.1 and EIA.gov Black Eagle Power House

A History of Growth 10 2011-2020 CAGR’s: GAAP EPS: 2.1% - Non-GAAP EPS: 3.7% - Dividend: 5.8% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Track Record of Delivering Results 11 Return on Equity on Non- GAAP Earnings within 8.3% - 10.5% band over the last 10 years with average of 9.4%. Total Shareholder Return is in line or better than our 12 peer average for the 1, 3 & 10 year periods but lags in the 5 year period, due in part to regulatory concerns in Montana during this period. See appendix for “Non-GAAP Financial Measures” * Peer Group: ALE, AVA, BKH, IDA, MGEE, NWN, OGE, OGS, OTTR, PNM, POR & SR

Investment for Our Customers’ Benefit 12 Over the past decade we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2011-2020 CAGRs Estimated Rate Base: 8.9% GAAP Diluted EPS: 2.1% 2008-2020 CAGRs NWE typical electric bill: 1.9% NWE typical natural gas bill: (5.7%) 2008-2020 CAGRs US average electric bill: 1.3%* US average natural gas bill: (2.5%)**

Net Operating Losses & Effective Tax Rate 13 Cash Taxes: We anticipate NOLs to be available into 2021 with production tax and other credits to largely offset any federal cash tax obligations until 2024. Effective Tax Rate: We anticipate the effective tax rate (ETR) for 2021 to be approximately (2.5%) to 2.5% of pre-tax income. The ETR is expected to gradually approach 10% - 12% by 2025.

Balance Sheet Strength and Liquidity 14 Investment grade credit ratings, liquidity in excess of $100 million target, debt to cap within our targeted 50%-55% range and no long-term debt maturities until 2023. *Liquidity target increased to $200 million due to uncertain economic conditions brought about by COVID-19.

Earnings Growth 15 See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $2.60 - $2.75 $3.30-$3.45 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. Non-GAAP Adjusted EPS Growth Averaged 4.3% from 2013 - 2020 NorthWestern affirms its 2021 earnings guidance range of $3.40 to $3.60 per diluted share based upon, but not limited to, the following major assumptions and expectations: • COVID-19 related reduction in our commercial and industrial sales volumes, offset in part by an increase in usage by residential customers through the second quarter of 2021; • Normal weather for the remainder of the year in our electric and natural gas service territories; • A consolidated income tax rate of approximately (2.5%) to +2.5% of pre-tax income; and • Diluted shares outstanding of approximately 51.5 million to 51.8 million. Continued investment in our system to serve our customers and communities is expected to provide annualized 4% - 5% growth in rate base and a targeted long-term earnings per share growth rate of 3% - 6%. Maintaining our 60% - 70% targeted dividend payout ratio, we anticipate the dividend growth rate to be in line with the EPS growth rate going forward.

2020 Non-GAAP to 2021 EPS Bridge 16 $2.60 - $2.75 $3.30-$3.45 Note: Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. Assumptions included in the 2021 Guidance includes, but not limited to, the following major assumptions: • Normal weather in our electric and natural gas service territories; • Continued Covid-19 related reduction in our commercial and industrial sales volumes, offset in part by an increase in usage by residential customers through the second quarter of 2021; • A consolidated income tax rate of approximately (2.5%) to +2.5% of pre-tax income; and • Diluted average shares outstanding of approximately 51.5 million to 51.8 million. We anticipate narrowing the 20 cent guidance range (to the standard 15 cent range) in the 2nd or 3rd quarter when we have a better sense Covid-19 impacts. Non-GAAP 2020 to 2021 midpoint EPS growth rate of 4.5%. $2.48 annualized dividend is expected to be at the upper end of our 60%-70% targeted payout of EPS.

COVID-19: Margin Impact 17 Covid-19 impacts on gross margin continued into the fourth quarter with commercial and industrial customer classes impacted more than forecasted (residential in line with forecast). Industrial load was incrementally impacted by non-Covid related closures of a few industrial customers. These customers, who do not procure supply from NorthWestern, account for a significant potion of volumes but have a less material impact on gross margin. For the fourth quarter, we estimate the gross margin detriment of Covid-19 to be $3 million - $4 million and $8 million to $11 million for the full year 2020.

COVID-19: Expense Impacts 18 Covid-19 related expense reductions were generally in line with our expectations. However, without an approved recovery mechanism in place in Montana, increased uncollectable accounts expense and increased interest expense from higher liquidity needs more than offset Covid related savings. Expenses that increased: • Bad debt expense • Regulatory recovery in SD only • Covid-19 related charitable contributions Areas unchanged but will monitor and manage appropriately in 2021 • Capital spending at our expected level of approximately $400 million in 2020 • Supply chain – No significant issues - nearly all vendors in USA • Staffing levels – No layoffs and we still hired for critical positions Expenses that decreased: • Distribution customer work • Contract services and material costs • Fleet fuel costs • Travel and employee education • Lower medical expense & incentive pay

Maintaining Capital Investment Forecast 19 Based on the results of the competitive solicitation process in South Dakota, approximately $100 million of incremental investment for SD generation is included in the projections above (2021-2023). This level of capital investment is anticipated to result in annualized rate base growth of 4%-5%. The projections do not include investment necessary to address generation capacity shortages in Montana. We are reviewing the independent administrators analyses in the current all-source competitive solicitation and expect to announce the selection of multiple projects during the first quarter of 2021. We anticipate that at least one of our projects will be among those selected resulting in owned capacity generation investment in excess of $200 million over the next three years. • $2.1 billion of total capital investment over the five year period. • We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances. We anticipate initiating a 3-year $200 million At-the-Market (ATM) offering during 2021 and begin issuing equity under that program. The ATM issuances will be sized to maintain and protect our current credit ratings. Capital investment in response to our Montana electric supply resource planning would be incremental to these amounts. • Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions and other factors.

20

Generation Portfolio Update

Montana

- Initial bids from the February 2020, 280 MW, competitive solicitation were submitted in July 2020. Bid submissions were evaluated by an independent party. **We are reviewing the analyses from the administrator and expect to announce the selection of multiple projects during the first quarter of 2021**. Bids were submitted on our behalf for generating facilities providing long-duration flexible capacity in excess of 200 MWs. **We anticipate that at least one of our projects will be among those selected resulting in owned capacity generation investment in excess of $200 million over the next 3 years, assuming we receive approval from the MPSC.**
- Extremely cost-effective upgrades planned and underway for our owned hydro-electric facilities. Generator rewinds, turbine upgrades and other improvements are expected to **add more than 40 MWs of hydro capacity** over the next 5 years in addition to preparing for FERC relicensing of Thompson Falls (94 MWs) in 2025.
- Entry into the Western Energy Imbalance Market (EIM)
  - Anticipated entry in the second quarter of 2021.
  - Real-time energy market could mean lower cost of energy, more efficient use of renewables and greater power grid reliability.

South Dakota

- Construction continues for **a 60MW flexible reciprocating internal combustion engines** in Huron, SD **to be online in late 2021** with construction costs of approximately $80 million (~$40 million invested in 2020).
- An **additional 30-40 MW of flexible generation** in Aberdeen, SD is in the planning stages and expected to be **online in 2023** with a cost of approximately $60 million.

Western Energy Imbalance Market


Market Operator
California ISO
EIM entity
Active participant
Planned EIM entry 2021
Planned EIM entry 2022
Puget Sound Energy
Seattle City Light
Tacoma Power
Portland General Electric
PacifiCorp
BANC
Turlock Irrigation District
California ISO
Los Angeles Dept. of Water & Power
Salt River Project
Tucson Electric Power
Arizona Public Service
Public Service Company of New Mexico
Xcel Energy - Colorado
NV Energy
Idaho Power
NorthWestern Energy
Avista
Powerex
Bonneville Power Administration

Significant investment opportunities identified to address critical generation capacity shortfall, including cost-effective hydro upgrades.

Transmission System Update 21 Electric Transmission: • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on- system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence.

22

Distribution Grid Update

Accomplishments

- Emergency Management System (EMS)
- Mobile Work Force Management (MWM)
- Advanced Distribution Management System (ADMS)
- SD/NE Advanced Meters Infrastructure (AMI)
- Distribution Operations Center (DOC)
- Smart Switch
- Program Missoula Educational Solar Pilot Project
- Community Solar Pilots Projects in Bozeman, Helena, Missoula and Yellowstone National Park.
- Smart Grid Demonstration Project

5 Year Projects

System Efficiencies

- ADMS Enhancements
- Fault Location, Isolation and Service Restoration (FLISR) Implementation
- Distribution Energy Resource (DER) Integration

Operational Efficiencies

- DOC Transitions to Control
- Montana AMI

Customer Experiences

- Customer Portals
- Smart Apps

Actionable Data

- Key Performance Indicators
- Predictive Analytics
- Enterprise Connectivity

Grid of the Future

New Technology

- EV Charging
- Micro Management System (MGMS)
- Advanced DER Integration
- Smart Cities

Customer Experiences

- Advanced Apps & Controls
- Predictive Analytics (i.e. Customer Bills)
- Home Area Network
- Customized Solutions

Data Sharing

- Multitenant Solutions
- Transactive Controls



Customer Services
Generation & Transmission Services
Distribution Services
Time-of-use Bill Management
Energy Arbitrage
Frequency Regulation
Maximizing PV Assets
Spin / Non-Spin Reserves
Energy Efficiency
Demand Charge Reduction
AMI
ADMS
EMS
Voltage Support
Customer Analytics
Backup Power
Black Start
Reliability
Transmission Deferral
Distribution Deferral
Maximize Existing Resources
Transmission Congestion Relieft

VISION:
Turning risks into opportunities by evolving the business and adding new value systems.

Looking Forward (Regulatory) 23 * Of which $5.6 million related to a period in 2018 when Colstrip generation was operating intermittently to ensure it remained in compliance with environmental emission standards and $3.8 million related to the prorated application of the change in state law that eliminated the deadband component of the Power Cost and Credit Adjustment Mechanism. This disallowance was recorded as a $9.4 million reduction to revenues in the fourth quarter 2020. • The MPSC recently approved a pilot Fixed Cost Recovery Mechanism (FCRM) effective July 1, 2020. We asked the MPSC to delay the start of the pilot for one year until July 1, 2021 due to the uncertainty created by the Covid-19 pandemic. The MPSC granted the requested one-year delay. • In May 2019, we filed proposed revisions to our FERC transmission rates. In November 2020 we reached a settlement with intervenors establishing formula rates. The settlement, and a motion to implement settlement rates, were filed on November 16th. The motion was granted on November 25th and we began charging settlement rates on December 1st. As of December 31st, 2020 we had cumulative deferred revenue of approximately $31.3 million that is expected to be refunded. We refunded approximately $20.5 million to our wholesale and choice customers in January 2021 and expect to submit a compliance filing with the MPSC adjusting the FERC credit in our retail rates upon receipt of a final order. • Each year we submit filings for recovery of purchased power, natural gas and property tax costs. The respective state commissions review these tracker filings and make cost recovery determinations based on prudency. The MPSC voted in October to disallow recovery of approximately $9.4 million in prior period purchased power costs*. We issued refunds of these disallowed costs to customers in January 2021, with interest calculated from October 1, 2019 when interim rates went into effect.

24

ESG Advancements

- NorthWestern has a new Environmental, Social and Governance landing page. The new page:
  - Consolidates existing ESG information;
  - Includes disclosures of 19 new and existing policies and standards necessary for a best-practices ESG program; and
  - Includes a new, easy reference, Sustainability Statistics Report to disclose 5-year trend of operational and financial ESG data and statistics.

- We continue to make progress on several ESG ratings with the most substantial improvement at MSCI (from BB to A in the latest report).

- Along with investment in a system-wide electric vehicle charging infrastructure, we are also committed to a transition in our fleet starting in 2021. We are targeting 30% of light duty and bucket trucks and 20% of medium and heavy duty to be electric by 2030.


ESG Rating history
MSCI
ESG RATINGS
AAA
AA
A
BBB
BB
B
CCC
B
B
B
BB
A
Jul-16
Jul-17
Aug-18
Dec-19
Jan-21
ESG Rating history shows five most recent rating actions


ESG Rating distribution
Universe: MSCI ACWI Index constituents, Utilities, n=141
5%
11%
18%
19%
22%
18%
7%
CCC
B
BB
BBB
A
AA
AAA

THE USE BY NORTHWESTERN CORP OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES ("MSCI") DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF NORTHWESTERN CORP BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED 'AS-IS' AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI.

www.northwesternenergy.com/our-company/investor-relations/ESG-Sustainability

ESG Publications 25 Environmental Social Governance http://www.northwesternenergy.com/our- company/investor-relations/proxy-materials http://www.northwesternenergy.com/our- company/investor-relations/annual-reports Annual Report Proxy Statement http://www.northwesternenergy.com /environment/our-environment Environmental Report http://www.northwesternenergy.com/communi ty-works/community-works Code of Conduct These five documents provide valuable insight in NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices. Community Works Report http://www.northwesternenergy.com/docs/default- source/documents/corporategovernance/code-of-conduct.pdf

26

ESG - Environmental

2020 Electric Generation Portfolio - Total NWE


65%
Carbon-Free
Wind Contracted 23.0%
Wind Owned 6.6%
Contracted CELP & YELP 9.7%
Natural Gas Contracted 0.8%
Natural Gas / Other Owned 2.7%
Coal Owned 21.9%
NWE
Montana & South Dakota combined
Hydro Owned 33.5%
Hydro Contracted 1.5%
Solar Contracted <1%

Based upon 2020 MWH's of owned and long-term contracted resources.

65% of NorthWestern Energy's 2020 Electric Generation Portfolio Delivered was Carbon-Free
(based on megawatt hours)


Mystic Dam


Beethoven Wind Farm

2020 Carbon-Free Owned & Long Term Contracted Nameplate Generation Resources

(As a Percentage of Total Nameplate MW Capacity)


70%
60%
50%
40%
30%
20%
10%
0%
Geothermal / Other
Pumped Storage
Solar
Hydroelectric
Wind
Nuclear
29%
34%
65%
57%
United States (2019)
NorthWestern (South Dakota)
NorthWestern (Montana)
NorthWestern (Total Company)

57% Carbon Free Nameplate Portfolio
vs
29% National Average in 2019
(based nameplate megawatts)

ESG - Social 27 Community EmployeesCustomers $2.3 Billion Economic Output in 2020 ($2.013B in Montana & $249M in SD/NE) Over $5 million Donations, Sponsorships, Economic Development, Scholarship Funding, Public Recreation Support, Safety Awareness and Volunteer Program Grants in 2020 411 Number of nonprofits that received grants through Employee Volunteer Program $9.4 Million Low-Income Energy Assistance in 2020 Safety Culture TransformationTypical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Diverse Employment Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

28

ESG - Governance

5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody's Investment Services on Best Governance Practices

Corporate Governance

What We Do:

- Annual election of all directors.
- Majority vote plus resignation standard in uncontested elections. If a director receives more "WITHHOLD AUTHORITY" votes than "FOR" votes, the director must submit a resignation for the Board to consider.
- Allow shareholders owning 25 percent of our shares to call a special meeting.
- Independent Board of Directors, except our CEO.
- Independent Board Chair.
- Each of our Board committees (audit, compensation, and governance) is made up solely of independent directors.
- Committee authority to retain independent advisors, which will be paid for by the company.
- Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters.
- Robust stock ownership guidelines for executive officers and directors.

What We Don't Do:

- Poison pill or a shareholder rights plan.
- Hedging of company securities.
- Corporate political contributions.
- Supermajority voting, except to approve certain business combinations or mergers.

Diverse Leadership

Board of Directors | Executive Team



Age Diversity
70+ 1
40-49 2
50-59 2
60-69 5
Tenure Diversity
10+ yrs 4
<2 yrs 2
3-9 yrs 4
Gender Diversity
Female 4
Male 6
Ethnic Diversity
African-American 1
Middle Eastern 1
White 8
Age Diversity
60-69 3
40-49 2
50-59 4
Tenure Diversity
10+ yrs 4
<5 yrs 1
5-9 yrs 4
On exec team
Gender Diversity
Female 4
Male 5
Ethnic Diversity
White 8

Other Recent Governance Recognition

20 / 20 – Women on Boards

Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company's ten directors are female.

Corporate Governance Award Winner

NorthWestern Corporation's proxy statement has won governance awards – *Best Proxy Statement (Small to Mid-Cap)* by Corporation Secretary magazine (2014 & 2019) and *Exemplary Compensation Discussion and Analysis* from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our '12, '13, '16, '17 & '18 statements

CEO Pay Ratio To Average Employee Salary

NWE

25:1

All Utilities Average

58:1

Peer Group Average

37:1

Our Carbon Reduction Vision for NorthWestern Energy in Montana 29 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * As compared with our 2010 carbon intensity as a baseline Already over 60% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 60% carbon free and more than two times better than the total U.S electric power industry (28% carbon free – 2018 metric). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

Conclusion 30 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

31

NWE Capacity as compared to Regional Peers 32 NWE’s capacity deficit exposes our customers to greater market exposure (price and availability) than any of our regional peers. Appendix

Significant Capacity Deficit in Montana 33Appendix NorthWestern Energy’s current resources provide about 755 MW of peaking capacity, which is the energy available during periods of our customers’ highest demand. An additional 645 MW of peaking capacity must currently be purchased from the market to meet our needs. Without new capacity, the market exposure will increase to about 725 MW by 2025 (including reserve margins). This need assumes continued development of cost effective demand side management (conservation) and small distributed generators (net-metering). Meeting peak load with market purchases means being exposed to the market at the worst possible time – when the market is most volatile and prices are high.

Appendix 34

Accredited Capacity Contribution in Montana


NorthWestern Energy Montana - Accredited Capacity Contribution of Resources
(2020 Resource Mix of Owned and Long-Term Contracted Resources)
Total Nameplate Capacity (MW): 1,467
Total Accredited Capacity Contribution (MW): 835
2020 Peak Load (MW): 1,200
MegaWatts (MW)
600
500
400
300
200
100
0
98% Capacity Contribution
202
197
97% Capacity Contribution
87
84
92% Capacity Contribution
222
204
60% Capacity Contribution
484
290
13% Capacity Contribution
455
59
5% Capacity Contribution
17
1
Natural Gas
Thermal - Long-Term Contracted
Coal - Owned
Hydro
Wind
Solar
Nameplate Capacity (MW)
Accredited Capacity Contribution (MW)

Accredited Capacity Contribution is the ability of each resource fuel-type to contribute to meet demand during peak energy usage by customers.

Accredited Capacity Contribution or Peak Load Contribution is based on Effective Load Carrying Capability (ELCC) E3 Study on Peak Load Measurement included in NorthWestern Energy's 2020 Supplement to the 2019 Montana Electric Supply Resource Procurement Plan.

Note: 2020 Nameplate Capacity MW's include resources that are on-line or in service as of 12/31/2020. Thermal long-term contracted resources of Yellowstone Energy Limited Partnership (YELP) and Colstrip Energy Limited Partnership (CELP) are listed at their contracted capacity rather than nameplate capacity.

On a megawatt basis, wind generation comprises a very significant portion of our electric generation portfolio. However, based upon its 13% accredited capacity, it provides a much less significant contribution to our overall capacity deficit.

A Recent Example 35 In early February, 2019, NorthWestern experienced a nearly five day span* when the wind didn’t blow and the sun was scant. We were forced to rely upon an already strained market and transmission system for a significant amount of our required capacity (shown in red hatch). We had an average need of 327 MW and 544 MW peak need when the market prices were also peaking. * 6am on Feb. 3rd – 10pm on Feb. 7th Appendix

Significant Capacity Retirements in the Pacific NW 36 Planned retirements in the Pacific Northwest region exceed 3,600 MW and the Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk for NorthWestern’s customers because of the reduced energy supply availability. Appendix Retired ahead of schedule (Jan ‘20)

Existing Colstrip Ownership Colstrip Power Plant Colstrip Transmission System System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% NorthWestern Energy 36.4% 24.3% PacifiCorp 6.8% 8.1% Portland General 13.6% 16.2% Puget Sound Energy 33.0% 39.3% Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 111.0 111.0 NorthWestern Energy - - - 222.0 PacifiCorp - - 74.0 74.0 Portland General - - 148.0 148.0 Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0 37Appendix

Timeline of Montana Generation Portfolio 38 Since 2011, we have added 780 MW of generation, both owned and long-term contract, to our generation portfolio, all of which is from carbon-free resources. Appendix Owned and Long-Term Resource Portfolio Timeline

Comparison of Installed Capacity 39 MW 2019 of Total Dispatchable Non-Carbon 2019 QF Adds Proforma 2021 of Total Dispatchable Non-Carbon Coal / Coke 91 0.1% 0.1% 309 309 15.3% 15.3% Oil 351 0.4% 0.4% 0 0 0.0% Nuclear 2,393 3.0% 3.0% 0 0.0% Natural Gas 40,382 50.6% 50.6% 202 202 10.0% 10.0% Hydro 14,039 17.6% 17.6% 486 486 24.1% 24.1% Biomass 1,308 1.6% 0 0.0% Geothermal 2,760 3.5% 3.5% 0 0.0% Solar 12,527 15.7% 15.7% 17 160 177 8.8% 8.8% Wind 5,973 7.5% 7.5% 455 391 846 41.9% 41.9% 79,824 100.0% 54.1% 44.2% 1,469 551 2,020 100.0% 25.3% 74.7% Comparison of Installed Capacity (MW) - Dispatchability and Carbon Emitting Percent California NorthWestern Energy (Montana) MW Percent 22.7% Semi- dispatchable 25.3% Dispatchable NorthWestern (Montana) 24.1% Semi- dispatchable California 54.1% Dispatchable California is dealing with significant capacity issues DESPITE having a greater amount of dispachable generation and fewer renewables than NorthWestern Energy in Montana (as a percentage of the total). Appendix

Summary Financial Results (Fourth Quarter) 40 (1) Appendix (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

41 Gross Margin (Fourth Quarter) (1) Appendix $ 2.8 Property taxes recovered in revenue, offset in property tax expense 1.1 Operating expenses recovered in trackers, offset in operating expense (1.0) Production tax credits reducing revenue, offset in income tax expense (0.1) Gas production taxes recovered in revenue, offset in property & other taxes $ 2.8 Change in Gross Margin Offset Within Net Income $ (18.2) Decrease in Gross Margin 41 (dollars in millions) Three Months Ended December 31, 2020 2019 Variance(1) Electric $ 170.8 $ 186.1 $ (15.3) (8.2)% Natural Gas 56.8 59.7 (2.9) (4.8)% Total Gross Margin $ 227.6 $ 245.8 $ (18.2) (7.4)% Decrease in gross margin due to the following factors: $ (9.4) Disallowance of prior period supply costs (4.5) Electric retail volumes and demand (2.3) Natural gas retail volumes (0.9) Electric transmission (0.4) Montana natural gas production rates 0.5 Montana electric supply cost recovery (4.0) Other $ (21.0) Change in Gross Margin Impacting Net Income (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. (1)

Weather (Fourth Quarter) 42Appendix We estimate unfavorable weather for the 4th quarter 2020 has contributed approximately $5.7M pretax detriment as compared to normal and $5.0M pretax detriment as compared to the same period in 2019. Degrees Fahrenheit from Average

Operating Expenses (Fourth Quarter) 43Appendix (dollars in millions) Three Months Ended December 31, 2020 2019 Variance Operating, general & admin. $ 73.1 $ 79.3 $ (6.2) (7.8%) Property and other taxes 42.7 38.7 4.0 10.3% Depreciation and depletion 45.3 43.1 2.2 5.1% Operating Expenses $ 161.1 $ 161.1 $ 0.0 0.0% Decrease in Operating, general & admin expense due to the following factors: $ (4.4) Employee benefits (2.5) Uncollectible accounts (1.2) Environmental costs (1.1) Labor (1.0) Travel and training (0.7) Hazard tree trimming 1.2 Generation maintenance (2.0) Other $ (11.7) Change in OG&A Items Impacting Net Income $ 2.9 Non-employee directors deferred compensation, offset in other income 1.4 Pension and other postretirement benefits, offset in other income 1.2 Operating expense recovered in trackers, offset in revenue $ 5.5 Change in OG&A Items Offset Within Net Income $ (6.2) Decrease in Operating, General & Administrative Expenses $4.0 million increase in property and other taxes was primarily due to plant additions and higher estimated property valuations in Montana. $2.2 million increase in depreciation and depletion expense was primarily due to plant additions

Operating to Net Income (Fourth Quarter) 44Appendix $0.4 million increase in interest expenses was primarily due to higher borrowings. $6.3 million increase in other expense was due to a $2.9 million decrease in other pension expense, a $1.4 million increase in the value of deferred shares held in a trust for non-employee directors deferred compensation and higher AFUDC. These changes to both pension and value of deferred shares are offset in operating expense with no impact to net income. $5.9 million increase in income tax benefits was primarily due to lower pre-tax income in 2020 as well as higher flow-through repairs deductions and higher production tax credits. (dollars in millions) Three Months Ended December 31, 2020 2019 Variance Operating Income $ 66.5 $ 84.7 $ (18.2) (21.5)% Interest Expense (24.5) (24.1) (0.4) (1.7)% Other Income / (Expense) 5.8 (0.5) 6.3 1,386.0% Income Before Taxes 47.8 60.1 (12.3) (20.5)% Income Tax Benefit / (Expense) 5.8 (0.1) 5.9 5,900.0% Net Income $ 53.6 $ 60.0 $ (6.4) (10.7)%

Income Tax Reconciliation (Fourth Quarter) 45Appendix

Balance Sheet 46Appendix In 2020, we netted our excess deferred income taxes in regulatory liabilities. This reclassification had no effect on previously reported Net income or Shareholders Equity balance. Debt to Capitalization remains within our targeted 50% - 55% range.

Cash Flow 47Appendix Cash from operating activities increased by $55.4M primarily due to improved collections of energy supply costs in the current period, as compared with higher procured supply costs and payments reducing cash flows in 2019, including TCJA credits to Montana customers of approximately $20.5 million and transmission generation interconnection refunds. These improvements were offset in part by reduced net income.

(1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). Adjusted Non-GAAP Earnings (Fourth Quarter) 48 The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non- recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. Appendix

Summary Financial Results (Full Year) 49 (1) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. Appendix

50 Gross Margin (Full Year) (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. 50Appendix (dollars in millions) Twelve Months Ended December 31, 2020 2019 Variance Electric $ 704.2 $ 741.6 $ (37.4) (5.0)% Natural Gas 188.3 198.3 (10.0) (5.0)% Total Gross Margin $ 892.5 $ 939.9 $ (47.4) (5.0)%(1) $ 6.3 Property taxes recovered in trackers, offset in property tax expense (5.0) Production tax credits flowed-through trackers, offset in income tax expense (0.1) Operating expenses recovered in trackers, offset in operating expense (0.1) Gas production taxes recovered in revenue, offset in property & other taxes $ 1.1 Change in Gross Margin Offset Within Net Income $ (47.4) Decrease in Gross Margin Decrease in gross margin due to the following factors: $ (11.0) Electric retail volumes and demand (10.6) Natural gas retail volumes (9.4) Disallowance of prior period supply costs (3.3) Lower electric QF liability adjustment (2.7) Montana electric supply cost recovery (2.7) Electric transmission (1.2) Montana natural gas production rates 1.6 Montana electric retail rates (9.2) Other $ (48.5) Change in Gross Margin Impacting Net Income

Weather (Full Year) 51Appendix We estimate overall unfavorable weather in 2020 resulted in a $9.8 million pretax detriment as compared to normal and a $17.1 million detriment as compared to 2019. Degrees Fahrenheit from Average

Operating Expenses (Full Year) Appendix Decrease in operating, general & administrative expense due to the following factors: $ (10.1) Employee benefits (4.1) Labor (3.2) Hazard tree removal (3.0) Travel and training (1.2) Environmental costs (0.9) Generation maintenance 3.0 Uncollectible Accounts (3.2) Other miscellaneous $ (22.7) Change in OG&A Items Impacting Net Income (dollars in millions) Twelve Months Ended December 31, 2020 2019 Variance Operating, general & admin. $ 297.1 $ 318.2 $ (21.1) (6.6)% Property and other taxes 179.5 171.9 7.6 4.4% Depreciation and depletion 179.6 172.9 6.7 3.9% Operating Expenses $ 656.2 $ 663.0 $ (6.8) (1.0)% $ 7.0 Pension and other postretirement benefits, offset in other income (0.1) Operating expenses recovered in trackers, offset in revenue (5.3) Non-employee directors deferred compensation, offset in other income $ 1.6 Change in OG&A Items Offset Within Net Income $ (21.1) Decrease in Operating, General & Administrative Expenses $7.6 million increase in property and other taxes was primarily due to plant additions and higher estimated property valuations in Montana. $6.7 million increase in depreciation and depletion expense was primarily due to plant additions 52

Operating to Net Income (Full Year) 53Appendix (dollars in millions) Twelve Months Ended December 31, 2020 2019 Variance Operating Income $ 236.2 $ 276.9 $ (40.7) (14.7)% Interest Expense (96.8) (95.1) (1.7) (1.8)% Other Income, net 4.8 0.4 4.4 1,237.0% Income Before Taxes 144.2 182.2 (38.0) (20.8)% Income Tax Benefit 11.0 19.9 (8.9) (44.7)% Net Income $ 155.2 $ 202.1 $ (46.9) (23.2)% $1.7 million increase in interest expenses was primarily due to higher borrowings issued as a precautionary measure in order to increase our cash position and preserve financial flexibility in light of the uncertainty in the markets, partially offset by lower interest rates on our revolving credit facilities. $4.4 million increase in other income was primarily due to a $7.0 million decrease in pension expense that was partly offset by a $5.3 million decrease in the value of deferred shares held in trust for non-employee directors deferred compensation (both of which are offset in operating, general and administrative expense with no impact to net income), and higher capitalization of AFUDC. $8.9 million decrease in income tax benefit due primarily due to the release of approximately $22.8 million of unrecognized tax benefits in 2019, including $2.7 million of accrued interest and penalties, due to the lapse of statutes of limitation in the second quarter of 2019.

Income Tax Reconciliation (Full Year) 54Appendix

Adjusted Non-GAAP Earnings (Full Year) 55Appendix (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Qualified Facility Earnings Adjustment 56Appendix Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders. The gain in 2020 for our QF liability was $3.1 million in total, it was comprised of $2.2 million adjustment to the liability and $0.9 million lower actual costs over last 12 months (QF contract year). This $3.1 million benefit is $3.3 million less than the $6.4 million total benefit we recognized in Q2 last year. Due to our expectations regarding the remeasurement frequency of our QF liability, we no longer reflect this adjustment as a non-GAAP measure.

Quarterly PCCAM Impacts 57Appendix In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

NorthWestern Energy Profile 58Appendix Note: Data as reported in our 2020 10-K (1) The revenue requirement associated with the FERC regulated portion of Montana electric transmission and ancillary services are included as revenue credits to our MPSC jurisdictional customers. Therefore, we do not separately reflect FERC authorized rate base or authorized returns. (2) The Montana gas revenue requirement includes a step down which approximates annual depletion of our natural gas production assets included in rate base. (3) For those items marked as "n/a," the respective settlement and/or order was not specific as to these terms. We anticipate current capital investment projections to result in annualized rate base growth of 4%-5%

2020 System Statistics 59 Note: Statistics above are as of 12/31/2020 except for electric transmission for others which is 2019 data (1) Nebraska is a natural gas only jurisdiction (2) Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker (1) (2) Appendix

Experienced & Engaged Board of Directors 60 Stephen P. Adik • Chairman of the Board • Independent • Director since Nov. 2004 Britt E. Ide • Committees: Governance, Operations • Independent • Director since April 2017 Anthony T. Clark • Committees: Governance, Human Resources • Independent • Director since Dec. 2016 Dana J. Dykhouse • Committees: Human Resources (chair), Audit • Independent • Director since Jan. 2009 Jan R. Horsfall • Committees: Operations (chair), Audit, • Independent • Director since April 2015 Robert C. Rowe • Committees: None • CEO and President • Director since August 2008 Julia L. Johnson • Committees: Governance (chair), Human Resources • Independent • Director since Nov. 2004 Jeff W. Yingling • Committees: Audit, Governance • Independent • Director since October 2019 Linda G. Sullivan • Committees: Audit (Chair), Operations • Independent • Director since April 2017 Mahvash Yazdi • Committees: Human Resources, Operations • Independent • Director since December 2019 Appendix

Strong Executive Team 61Appendix Robert C. Rowe • Chief Executive Officer • Current position since 2008 Brian B. Bird • President and Chief Operating Officer • Current position since 2021 (formerly Chief Financial Officer since 2003) Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Heather H. Grahame • General Counsel and Vice President of Regulatory and Federal Government Affairs • Current position since 2010 John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Crystal D. Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer since 2020) Curtis T. Pohl • Vice President - Distribution • Current position since 2003 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Jeanne M. Vold • Vice President – Technology • Current Position since 2021 (former Business Technology Officer since 2012)

Our Commissioners 62Appendix

Non-GAAP Financial Measures (1 of 3) 63 These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non- GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. Appendix

Non-GAAP Financial Measures (2 of 3) 64 Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC. Appendix

Non-GAAP Financial Measures (3 of 3) 65 The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance. Appendix

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